                                                                     EXHIBIT 4.2









                                 BEATNIK, INC.

                     AMENDED AND RESTATED RIGHTS AGREEMENT

                                 March 10, 2000

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
1.   Amendment....................................................    2

2.   Registration Right...........................................    2
      2.1   Definitions...........................................    2
      2.2   Requested Registration................................    4
      2.3   Company Registration..................................    5
      2.4   Obligations of the Company............................    6
      2.5   Furnish Information...................................    7
      2.6   Expenses of Demand Registration.......................    7
      2.7   Expenses of Company Registration......................    7
      2.8   Underwriting Requirements.............................    8
      2.9   Delay of Registration.................................    8
      2.10  Indemnification.......................................    8
      2.11  Reports Under Securities Exchange Act of 1934.........   10
      2.12  Form S-3 Registration.................................   10
      2.13  Assignment of Registration Rights.....................   11
      2.14  Limitations on Subsequent Registration Rights.........   12
      2.15  "Market Stand-Off" Agreement..........................   12
      2.16  Termination of Registration Rights....................   12

3.   Additional Rights............................................   13
      3.1   Right of First Offer..................................   13

4.   Other Covenants of the Company...............................   14
      4.1   Delivery of Financial Statements......................   14
      4.2   Inspection............................................   15
      4.3   Termination of Information and Inspection Covenants...   15
      4.4   Qualified Small Business..............................   15

5.   Miscellaneous................................................   16
      5.1   Assignment............................................   16
      5.2   Third Parties.........................................   16
      5.3   Governing Law.........................................   16
      5.4   Counterparts..........................................   16
      5.5   Notices...............................................   16
      5.6   Severability..........................................   16
      5.7   Amendment and Waiver..................................   16
      5.8   Effect of Amendment or Waiver.........................   17
      5.9   Rights of Holders.....................................   17
      5.10  Delays or Omissions...................................   17

                     AMENDED AND RESTATED RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED RIGHTS AGREEMENT (the "Agreement"), entered into as of March 10, 2000, by and among BEATNIK, INC., a California corporation (the
                                   -------------
"Company) and the shareholders and warrantholders listed on Exhibit A attached hereto (individually, a "Shareholder," collectively, the "Shareholders"),

                              W I T N E S S E T H:

     WHEREAS, certain of the undersigned Shareholders (the "Existing Shareholders") are holders of the Company's Series A Preferred Stock, par value $.001 per share (the "Series A Shares"), Series B Preferred Stock, par value $.001 per share (the "Series B Shares"), Series C Preferred Stock, no par value per share (the "Series C Shares"), Series D-1 Preferred Stock, par value $.001 per share (the "Series D-1 Shares") and Series D-2 Preferred Stock, par value $.001 per share (the "Series D-2 Shares" and with the Series D-1 Shares, the "Series D Shares") and are parties to that certain Amended and Restated Rights Agreement dated as of December 14, 1999 (the "Prior Agreement"), and such undersigned Shareholders hold a majority of the Registrable Securities, as such term is defined in the Prior Agreement; and

     WHEREAS, (i) certain of the undersigned Shareholders (the "Series C Warrantholders") are holders of warrants (the "Series C Warrants") to purchase Series C Shares, and (ii) certain of the undersigned Shareholders (the "Common Warrantholders") are holders of warrants (the "Common Warrants") to purchase shares of Common Stock; and

     WHEREAS, the Company has issued warrants (the "Zomba Warrants") to purchase Common Stock to Zomba Recording Corporation and Zomba Enterprises, Inc. ("Zomba Warrantholders") and such Zomba Warrantholders and the Company intend that the Zomba Warrantholders shall receive the rights and benefits of this Agreement; and

     WHEREAS, the Company is issuing to certain of the undersigned Shareholders (the "New Shareholders") shares of Series E-1 Preferred Stock, par value $.001 per share (the "Series E-1 Shares") in connection with the Series E Purchase Agreement (as defined below); and

     WHEREAS, the execution of this Agreement by the Company and the holders of a majority of the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares outstanding immediately before the consummation of the transactions contemplated by the Agreement (as defined below) is a condition to the obligations of the Shareholders under the Series E Purchase Agreement (as defined below); and

     WHEREAS, the Company, the Existing Shareholders, the Warrantholders and the New Shareholders wish to amend and restate the Prior Agreement in order to restate the rights granted the Shareholders as set forth herein:

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

     1.   Amendment.  Except as expressly provided herein, neither this
          ---------
Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided,
                                                                   --------
however, that any provisions hereof may be amended, waived, discharged or
-------
terminated upon the written consent of the Company and the holders of a majority of the then outstanding Registrable Securities (as defined below); and, provided, further, that Section 3.1 may also be amended, waived, discharged or
--------  -------
terminated upon the unanimous action of the Company's Board of Directors. Notwithstanding the foregoing, in the event an amendment, waiver, discharge or termination of any provision of this Agreement would affect the Shareholders disproportionately, then such amendment, waiver, discharge or termination shall require the written consent of the holders of at least seventy percent (70%) of the then outstanding Registrable Securities. Any amendment, waiver, discharge or termination executed in accordance with this Section 1, shall be binding on all of the Shareholders. The Company and the Existing Shareholders agree that this Agreement shall supersede and replace the Prior Agreement in its entirety.

     2.   Registration Right.
          ------------------

     2.1  Definitions.  As used in this Agreement:
          -----------

     (a) The term "Common Stock" shall mean shares of the Company's common stock, par value $.001 per share.

     (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the subsequent declaration or ordering of the effectiveness of such registration statement.

     (c)  The term "Registrable Securities" means:

          (i) the shares of the Company's Common Stock issuable or issued upon conversion of the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares, the MTVi Shares or upon exercise of the Warrants or upon conversion of any Series C Shares issuable upon exercise of the Warrants (the shares of Common Stock referred to in this paragraph (i) are referred to hereafter as the "Stock"); and

          (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution (including those issued as a result of a stock split or recapitalization) with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however, that Common Stock or other securities shall only be treated
--------  -------
as Registrable Securities if and so long as they have not been (a) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

     (d) The term "Holder" means any holder of outstanding Registrable Securities who purchased or acquired such Registrable Securities pursuant to the Series A Purchase Agreements, Series B Purchase Agreements, Series C Purchase Agreements, Series E Purchase Agreement, Reorganization Agreement, Warrant Agreement or in accordance with the provisions of Section 2.13 of this Agreement in a transaction or Series of transactions not involving any registered public offering.

     (e) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     (f) The term "MTVi Shares" means any shares of Series E Preferred Stock issued to MTVN Online, L.P. either directly or upon exercise of a warrant or other contractual right.

     (g) The term "Reorganization Agreement" shall mean that Agreement and Plan of Reorganization dated October 8, 1999 by and among the Company, Beatnik Acquisition Sub, Inc. and Mixman Technologies, Inc.

     (h) The term "Series A Purchase Agreements" means: (i) that certain Series A Preferred Stock Purchase Agreement dated July 1, 1996 by and among the Company and the purchasers of Series A Preferred Stock named therein, (ii) that certain Series A Preferred Stock Purchase Agreement dated March 14, 1997 by and among the Company and the purchasers of Series A Preferred Stock named therein, and
(iii) that certain Series A Preferred Stock Purchase Agreement dated December 29, 1997 by and among the Company and the purchasers of Series A Shares named therein.

     (i) The term "Series B Purchase Agreements" means: (i) that certain Series B Preferred Stock Purchase Agreement dated November 25, 1998 by and among the Company and the purchasers of Series B Shares named therein, and (ii) that certain Series B Preferred Stock Purchase Agreement dated May 9, 1999 by and among the Company and the purchasers of Series B Shares named therein.

     (j) The term "Series C Purchase Agreements" means (i) that certain Series C Preferred Stock Purchase Agreement dated May 28, 1999 by and among the Company and the purchasers of Series C Shares named therein, (ii) that certain Series C Preferred Stock Purchase Agreement dated August 4, 1999, and (iii) that certain Third Series C Purchase Agreement dated September 17, 1999.

     (k) The term "Series E Purchase Agreement" means that certain Series E Preferred Stock Purchase Agreement dated as of March 10, 2000 by and among the Company and the parties named therein.

     (l) The term "Warrants" shall mean the Common Warrants, the Series C Warrants and the Zomba Warrants.

     (m) The term "Warrant Agreements" means (i) that certain Warrant Agreement dated as of August 20, 1999 by and between the Company and Yahoo! Inc.; (ii) that certain Warrant Agreement dated as of December 16, 1999 by and between the Company and Zomba Recording Corporation and (iii) that certain Warrant Agreement dated as of December 31, 1999 by and between the Company and Zomba Enterprises, Inc.

     (n) The term "Warrantholders" shall mean the Common Warrantholders, the Series C Warrantholders and the Zomba Warrantholders.

     2.2  Requested Registration.
          ----------------------

     (a) If the Company shall receive at any time after the earlier of (i) March 10, 2004, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least thirty percent (30%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 2.2(b), effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 5.5.

     (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice to the Holders referred to in subsection 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Initiating Holders in writing that inclusion of all of the shares proposed to be included in such registration would materially adversely affect the marketing of the shares to be underwritten and that such adverse effect requires a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

     (c) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2:

          (i) After the Company has effected one (1) registration pursuant to this Section 2.2 and such registration has been declared or ordered effective and remained effective for at least one hundred twenty (120) days;

          (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of a registration statement subject to Section 2.3 hereof and ending on a date one hundred eighty (180) days after the effective date of such registration statement; provided that the Company is actively employing in good faith
                --------
     all reasonable efforts to cause such registration statement to become effective; or

          (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.12 below.

     (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this
                    --------  -------
right more than once in any twelve (12) month period; and provided, further, that following such a deferral, the Initiating Holders may withdraw their request, in which case the Initiating Holders will not be deemed to have made a request for registration pursuant to this Section 2.2.

     (e) Except for registration statements on Form S-4, S-8 or any successor forms thereto, the Company will not file with the SEC any other registration statement with respect to its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from Initiating Holders pursuant to Section 2.2(a) until the earliest of (i) one hundred eighty (180) days following the effective date of such registration, (ii) completion of the period of distribution for the registration contemplated thereby, or (iii) withdrawal of such registration.

2.3  Company Registration.  If (but without any obligation to do so) the Company
     --------------------
proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to an SEC Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after the mailing of such notice by the Company in accor-dance with Section 5.5, the Company shall, subject to the provisions of
Section 2.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

     2.4  Obligations of the Company.  Whenever required under this Section 2 to
          --------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. Prior to filing such registration statement with the SEC, the Company shall afford counsel to the selling Holders reasonable time to review and comment thereon.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement. Prior to filing such amendments and supplements with the SEC, the Company shall afford counsel to the selling Holders reasonable time to review and comment thereon.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and perform its obligations thereunder. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

     (h) Use its reasonable best efforts to list the securities covered by such registration statement with any securities exchange on which any securities of the Company are then listed, if any.

     (i) Furnish, at the request of any Holders requesting registration of Registrable Securities pursuant to this Section 2, to such Holders, their underwriters (if such securities are being sold through underwriters), and their respective attorneys, accountants and agents, such information reasonably requested by such Holders, underwriters, attorneys, accountants or agents.

     2.5  Furnish Information.  It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     2.6  Expenses of Demand Registration.  All out of pocket expenses incurred
          -------------------------------
in connection with registrations, filings or qualifications pursuant to Section 2.2, including (without limitation), all registration, filing and qualification fees, printers and accounting, transfer taxes, fees of transfer agents and registrars, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be
                         --------  -------
required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses) unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.2; provided further, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request or of an event of the type referred to in Section 2.2(d), then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section
2.2. In no event will the Company bear or pay underwriting discounts and commissions relating to Registrable Securities.

     2.7  Expenses of Company Registration.  The Company shall bear and pay all
          --------------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
2.3 for each Holder (which right may be assigned as provided in Section 2.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders. In addition, the Company will pay the fees and disbursements for the Company's counsel. In no event will the Company bear or pay underwriting discounts and commissions relating to Registrable Securities.

     2.8  Underwriting Requirements.  In connection with any offering involving
          -------------------------
an underwriting of shares being issued by the Company, the Company shall not be required under Section 2.3 to include any of the Holders' securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Registrable Securities which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities entitled to be included therein by each Holder or in such other proportions as shall mutually be agreed to by such Holders) but in no event shall the amount of Registrable Securities issued or issuable upon conversion of the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares, or upon conversion of any Series C Shares issuable upon exercise of Warrants or upon exercise of the Warrants, included in the offering by selling Holders be reduced below ten percent (10%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities ("IPO"), in which case the selling Holders may be excluded entirely if the underwriters make the determination described above. If the offering is the Company's IPO and the underwriters exclude all securities from such offering, the Company shall have no obligations to provide notice as set forth in Section 2.3 above. For purposes of the above parenthetical concerning apportionment, for any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

     2.9  Delay of Registration.  No Holder shall have any right to obtain or
          ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     2.10 Indemnification.  In the event any Registrable Securities are included
          ---------------
in a registration statement under this Section 2:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay as incurred to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the
                                                --------  ------
indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the registration statement by any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in the registration statement; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however,
                                                              --------  -------
that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that in no event shall any indemnity under this subsection 2.10(b) exceed the gross proceeds from the offering received by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 2.10 of notice of the commencement of any action or proceeding (including any governmental action or proceeding), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified
                                      --------  -------
party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding in the written opinion of counsel. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.10.

     (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     (e) The obligations of the Company and Holders under this Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

     2.11 Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     (b) take such action, including the voluntary registration of its Common Stock under section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

     (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

     (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     2.12 Form S-3 Registration.  In case the Company shall receive from a
          ---------------------
Holder or Holders of in excess of thirty percent (30%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

   (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

   (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such
--------  -------
registration, qualification or compliance, pursuant to this Section 2.12, (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 2.12 (provided, however, that the Company shall not utilize this right more than once
 --------  -------
in any twelve (12) month period); (iv) if the Company has, within the twelve
(12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.12; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

     (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 2.12, including, without limitation, all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration and, if it participates, the Company (on a pro rata basis); provided, however, that the Company shall bear any
                       --------  -------
auditing expenses that shall be incurred in the normal course of business and shall bear all regular salary expenses of its employees. Registrations effected pursuant to this Section 2.12 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2 or 2.3, respectively.

     2.13 Assignment of Registration Rights.  The rights to cause the Company to
          ---------------------------------
register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of at least the lesser of (a) all of such Holder's Registrable Securities, or (b) 100,000 shares of such Registrable Securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or limited liability company who are partners or retired partners or members or retired members of such partnership or limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment or registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

     2.14 Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder any or all of the registration rights contemplated herein; provided, however, that such
                                             --------  -------
restriction shall not apply to registration rights granted in conjunction with the issuance of up to an aggregate of 500,000 shares of Common Stock, including rights to acquire Common Stock or securities convertible into Common Stock, issued or issuable in connection with capital equipment leases, technology acquisitions, strategic partnerships and other comparable transactions approved by the Board of Directors and provided such rights are subordinated to those of the Holders hereunder.


     2.15 "Market Stand-Off" Agreement.  Each shareholder hereby agrees that
           ---------------------------
during the one hundred eighty (180) day period following the effective date of the initial registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and any underwriter retained for the offering pursuant to such registration statement, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that a majority of the
                                     --------  -------
officers and a majority of the directors of the Company and a majority of all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities held by the Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     2.16 Termination of Registration Rights.  No Holder shall be entitled to
          ----------------------------------
exercise any right provided for in this Section 2 after the earlier of (a) five
(5) years following the consummation of the first Company initiated registered initial public offering of Common Stock of the Company, (b) the consummation of the first Company initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any single ninety (90) day period or (c) at such time following the consummation of the Company's initial public offering that such Holder may sell all of such Holder's Registrable Securities during any one ninety (90) day period pursuant to Rule 144 (or such successor rule as may be adopted).

     3.   Additional Rights.
          -----------------

     3.1  Right of First Offer.  Subject to the terms and conditions specified
          --------------------
in this Section 3.1, the Company hereby grants to each Holder (so long as such Holder holds at least 50,000 shares of Stock (as adjusted to reflect stock splits, stock dividends or recapitalizations)) (the "Rightholder"), a right of first offer with respect to future sales by the Company of its New Securities (as hereinafter defined). For purposes of this Section 3.1, the term Rightholder includes any partners, members, shareholders or affiliates of a Holder. A Holder shall be entitled to apportion the right of first offer hereby granted among itself and its partners, members, shareholders and affiliates in such proportions as it deems appropriate.

     (a) In the event the Company proposes to issue New Securities, it shall give the Rightholder written notice (the "Notice") of its intention stating (i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to issue, (iii) the price per share at which, and other terms on which, it proposes to issue such New Securities and
(iv) the number of shares that the Rightholder has the right to purchase under this Section 3.1, based on the Rightholder's Percentage (as defined in Section 3.1(e)).

     (b) Within twenty (20) days after the Notice is given (in accordance with Section 5.5), the Rightholder may elect to purchase, at the price specified in the Notice, up to the number of shares of the New Securities proposed to be issued that the Rightholder has the right to purchase as specified in the Notice. An election to purchase shall be made in writing and must be given to the Company within such twenty (20) day period (in accordance with Section 5.5). The closing of the sale of New Securities by the Company to the participating Rightholder upon exercise of its rights under this Section 3.1 shall take place simultaneously with the closing of the sale of New Securities to third parties.

     (c) The Company shall have forty-five (45) days after the last date on which the Rightholder's right of first offer lapsed to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the execution thereof) to sell the New Securities which the Rightholder did not elect to purchase under this Section 3.1, at or above the price and upon terms not materially more favorable to the purchasers of such securities than the terms specified in the initial Notice given in connection with such sale. In the event the Company has not entered into an agreement to sell the New Securities within such forty-five (45) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Rightholders in the manner provided in this Section 3.1.

     (d) "New Securities" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock; provided that "New Securities" does not include: (i) the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares or the Common Stock issuable upon conversion thereof;

(ii) the Warrants, the Common Stock or Series C Shares issuable upon exercise of the Warrants, or the Common Stock issuable upon conversion of any Series C Shares issuable upon exercise of the Warrants; (iii) securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets of such entity, or other reorganization whereby the Company owns not less than a majority of the voting power of such entity; (iv) any shares, or options to purchase shares, of the Company's Common Stock and the shares of Common Stock issuable upon exercise of such options, issued pursuant to any arrangement approved by a majority of the Board of Directors, to employees, officers and directors of, or consultants, advisors or other persons performing services for, the Company; (v) shares of the Company's Common Stock or Preferred Stock of any Series issued in connection with any stock split, stock dividend or recapitalization of the Company; (vi) Common Stock issued upon exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was a result of the exercise of the right of first offer granted under this Section 3.1 or was subject to the right of first offer granted under this Section 3.1; (vii) capital stock or securities exercisable for or convertible into shares of capital stock issued by the Company to a strategic partner in connection with a corporate partnering transaction or to a lender in connection with any loan or lease financing transaction, provided such issuances are for other than primarily equity financing purposes; and (viii) securities sold to the public in an offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Act.

     (e) The applicable "Percentage" for the Rightholder shall be the percentage calculated by dividing (i) the total number of Registrable Securities then held by the Rightholder by (ii) the total number of shares of Common Stock outstanding at the time the Notice is given (assuming full conversion and exercise of all convertible or exercisable securities).

     (f) The right of first offer granted under this Section 3.1 shall expire upon the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act, which results in aggregate gross cash proceeds to the Company in excess of $10,000,000 and the public offering price of which is not less than $4.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization).

     4.   Other Covenants of the Company.
          ------------------------------

     4.1  Delivery of Financial Statements.
          --------------------------------

     (a) The Company shall deliver to each Holder as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, and prepared in accordance with generally accepted accounting principles ("GAAP").

     (b) The Company shall deliver to each Holder, so long as such Holder holds at least 50,000 shares of Stock (as adjusted to reflect stock splits, stock dividends or recapitalizations), within forty-five (45) days after the end of each fiscal quarter, an unaudited income statement and balance sheet.

     (c) For purposes of this Section 4.1, the term Holder includes any partners, members, shareholders or affiliates of a Holder.

     4.2  Inspection.  The Company shall permit each Holder so long as such
          ----------
Holder holds at least 50,000 shares of Stock (as adjusted to reflect stock splits, stock dividends or recapitalizations), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Holder; provided, however, that the Company shall not be obligated pursuant to this
--------  -------
Section 4.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information. For purposes of this
Section 4.2, the term Holder includes any partners, members, shareholders or affiliates of a Holder.

     4.3  Termination of Information and Inspection Covenants.  The covenants
          ---------------------------------------------------
set forth in Sections 4.1 and 4.2 shall terminate as to the Holders and be of no further force or effect immediately upon the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act, which results in aggregate gross cash proceeds to the Company of not less than $10,000,000 and in which the public offering price per share is not less than $4.00 (as adjusted to reflect subsequent stock dividends, stock splits or recapitalizations).

     4.4  Qualified Small Business.  The Company covenants that so long as any
          ------------------------
of the shares of Series C Preferred Stock, Series D Preferred Stock, or Series E Preferred Stock or the Common Stock into which such shares are converted, are held by a Holder (or a transferee in whose hands such shares or Common Stock are eligible to qualify as Qualified Small Business Stock as defined in section 1202(c) of the Code), it will use its reasonable efforts (including complying with any applicable filing or reporting requirements imposed by the Code on issuers of Qualified Small Business Stock) to cause such shares, or the Conversion Stock to qualify as Qualified Small Business Stock; provided,
                                                               --------
however, that "reasonable efforts" as used in this Section 4.4 shall not be
-------
construed to require the Company to operate its business in a manner which would adversely affect its business, limit its future prospects or alter the timing or resource allocation related to its planned operations or financing activities. Further, the Company covenants and agrees, on the reasonable request of any Holder, to conduct a reasonable investigation into the question of whether the shares of Preferred Stock (and the shares of Common Stock issued or issuable upon conversion thereof) held by the Holders, remain "qualified small business stock" within the meaning of the Code, and to thereafter deliver to such Holder a duly executed Certificate of Representations in the form attached hereto as Exhibit B (the "QSBS Certificate"). If the Company is unable to deliver an executed QSBS Certificate because representation statement 2 in the QSBS Certificate is inaccurate, the Company covenants and agrees to deliver a statement explaining the reasons for such inaccuracy.

     5.   Miscellaneous.
          -------------

     5.1  Assignment.  The terms and conditions of this Agreement shall inure to
          ----------
the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     5.2  Third Parties.  Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     5.3  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of California as applied to agreements among California residents entered into and performed entirely within California.

     5.4  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.5  Notices.
          -------

     (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows:


     To the Company:              Beatnik, Inc.
                                  2600 South El Camino Real
                                  San Mateo, California 94403
                                  Attention:  President

     To a Holder:                 At such Holder's address as set forth on
                                  Exhibit A attached hereto.
                                  -------

     (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by certified mail, return receipt requested, or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed

     (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given ten (10) days after the mailing, telexing or telecopying thereof.

     5.6  Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     5.7  Amendment and Waiver.  Any amendment or waiver effected in accordance
          --------------------
with Section 1 shall be binding upon each Holder of Registrable Securities, and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any other Holder of Registrable Securities.

     5.8  Effect of Amendment or Waiver.  Each Holder and its successors and
          -----------------------------
assigns acknowledge that by the operation of Section 5.7 hereof the holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

     5.9  Rights of Holders.  Each holder of Registrable Securities shall have
          -----------------
the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     5.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     IN WITNESS WHEREOF, the parties have executed this Rights Agreement as of the date first above written.

                              COMPANY
                              -------

                              BEATNIK, INC.


                              By /s/ Lorraine Hariton
                                 ----------------------------------------

                              Title President and Chief Executive Officer
                                   --------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                 BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Adam Ventures, L.P.
                              ------------------------------------
                              [Print Name of Holder]

                              By: Adam Ventures Management, LLC
                                  Its general partner


                              By /s/ Casey McGlynn
                                 ----------------------------------
                                             Signature


                              Address 650 Page Mill Road
                                      ----------------------------
                                      Palo Alto, Ca 94304
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                 BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN


     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Ahin Thomas Trust 1996
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Jorge del Calvo
                                 ---------------------------------
                                            Signature


                              Address 2550 Hanover Street
                                      ----------------------------
                                      Palo Alto, Ca 94304
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Alejandro Jauco
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Alejandro Jauco
                                 ----------------------------------
                                            Signature


                              Address 775 Longfellow Drive
                                      ----------------------------
                                      Fremont, Ca 94539
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Allen Morgan
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Allen Morgan
                                -----------------------------------
                                           Signature


                              Address 2133 Webster Street
                                      ----------------------------
                                      Palo Alto, Ca 94301
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Allison Leopold Tilley
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Allison L. Tilley
                                 ----------------------------------
                                           Signature


                              Address 26217 Dori Lane
                                      ----------------------------
                                      Los Altos Hills, Ca 94022
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                 BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Alvin F. Espinola
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Alvin Espinola
                                -----------------------------------
                                           Signature


                              Address 2737 South Sultana Avenue #1
                                      ----------------------------
                                      Atwater, Ca 95301-9750
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Amal M. Johnson
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Amal Johnson
                                -----------------------------------
                                            Signature


                              Address 120 Crest Road
                                      ----------------------------
                                      Woodside, Ca 94062
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Angel Investors, L.P.
                              ------------------------------------
                              Angel (Q) Investors, L.P.
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Casey McGlynn
                                ----------------------------------
                                            Signature


                              Address 650 Page Mill Road
                                      ----------------------------
                                      Palo Alto, Ca 94304
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Angel (Q) Investors II, L.P.
                              ------------------------------------
                              [Print Name of Holder]

                              By: ArchAngel II, LLC its general partner


                              By /s/ Casey McGlynn
                                 ----------------------------------
                                           Signature


                              Address 650 Page Mill Road
                                      ----------------------------
                                      Palo Alto, Ca 94304
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Arvind Thadhani & Gita Thadhani as Custodians
                              ---------------------------------------------
                              For Armaan Thadhani
                              ---------------------------------------------
                              [Print Name of Holder]



                              By /s/ Arvind Thadhani  /s/ Gita Thadhani
                                --------------------------------------------
                                   Signature


                              Address 1052 Bellview Road
                                      -------------------------------------
                                      McLean, VA 22101
                                      -------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Arthur Stabenow
                              -------------------------------------
                              [Print Name of Holder]



                              By /s/ Arthur Stabenow
                                 -----------------------------------
                                           Signature


                              Address 24877 Olive Tree Lane
                                      -----------------------------
                                      Los Altos Hills, Ca 94024
                                      -----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Arvind & Gita Thadhani
                              --------------------------------
                              [Print Name of Holder]



                              By /s/ Arvind Thadhani   /s/ Gita Thadhani
                                ----------------------------------------
                                        Signature


                              Address 1052 Bellview Road
                                      ------------------------
                                      McLean, VA 22101
                                      ------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Brian Connors
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Brian Connors
                                -----------------------------------
                                            Signature


                              Address 5878 Country Club Parkway
                                      ----------------------------
                                      San Jose, Ca 95138
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Clark Callander
                              ----------------------------------
                              [Print Name of Holder]



                              By /s/ Clark Callander
                                ---------------------------------
                                           Signature


                              Address 2815 Scott Street
                                      --------------------------
                                      San Francisco, Ca 94123
                                      --------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Coralsprings Partners
                              -------------------------------------
                              [Print Name of Holder]



                              By __________________________________
                                             Signature


                              Address 844 Moraga Drive
                                      -----------------------------
                                      Los Angeles, Ca 90049
                                      -----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Cyber Lifestyle Limited
                              -------------------------------------------
                              [Print Name of Holder]



                              By ________________________________________
                                           Signature


                              Address TrustNet Chambers, P.O. Box 3444
                                      -----------------------------------
                                      Road Town, Tortola, British Virgin
                                      -----------------------------------
                                      Islands.

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              David Carlick & Toni Walker, Carlick Walker
                              -------------------------------------------
                              Revocable Family Trust
                              -------------------------------------------
                              [Print Name of Holder]



                              By /s/ Toni Walker, Trustee
                                -----------------------------------------
                                                Signature


                              Address 1311 Heaven Hill Rd
                                      ------------------------------------
                                      Sonoma, Ca 95476
                                      ------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              David Hariton
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ David Hariton
                                -----------------------------------
                                           Signature


                              Address c/o Sullivan & Cromwell
                                      ----------------------------
                                      125 Broad Street
                                      ----------------------------
                                      New York, NY 10004

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Dezso Molnar
                              --------------------------------
                              [Print Name of Holder]



                              By /s/ Dezso Molnar
                                 ------------------------------
                                          Signature


                              Address 20 Prescott Court
                                      ------------------------
                                      San Francisco, Ca 94133
                                      ------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Diane & Peter Hart Revocable Trust of 1984
                              ------------------------------------------
                              [Print Name of Holder]



                              By /s/ Diane Hart  /s/ Peter Hart
                                -----------------------------------------
                                              Signature


                              Address 301 Arbor Rd.
                                      ----------------------------------
                                      Menlo Park, Ca 94025
                                      ----------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Digital Origin
                              -----------------------------------
                              [Print Name of Holder]



                              By _________________________________
                                            Signature


                              Address 460 E. Middlefield Road
                                      ---------------------------
                                      Mountain View, Ca 94043
                                      ---------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Draper Richards L.P.
                              -----------------------------------------
                              [Print Name of Holder]



                              By /s/ William H. Draper III
                                ---------------------------------------
                                            Signature


                              Address 50 California Street, Suite 2925
                                      --------------------------------
                                      San Francisco, Ca 94111
                                      --------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Edward Briscoe
                              ----------------------------------
                              [Print Name of Holder]



                              By /s/ Edward Briscoe
                                --------------------------------
                                           Signature


                              Address 200 Crocker Avenue
                                      --------------------------
                                      Piedmont, Ca 94611
                                      --------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              E.J. Kim
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ EJ Kim
                                -----------------------------------
                                         Signature


                              Address 2975 Wilshire Blvd. # 640
                                      ----------------------------
                                      Los Angeles, Ca 90010
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Entertainment Media Ventures LLC
                              -------------------------------------
                              [Print Name of Holder]

                              By: Entertainment Media Ventures
                              Management Co, LLC, its Manager


                              By /s/ Sanford Climan
                                ------------------------------------
                                           Signature

                              Address 828 Moraga Drive, 2/nd/ Floor
                                      -----------------------------
                                      Los Angeles, Ca 90049
                                      -----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Erik M. Macenas
                              -----------------------------------
                              [Print Name of Holder]



                              By /s/ Erik M. Macenas
                                ---------------------------------
                                            Signature


                              Address 3715 California Street # 7
                                      ---------------------------
                                      San Francisco, Ca 94118
                                      ---------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Frederick Brown IV
                              -------------------------------
                              [Print Name of Holder]



                              By /s/ Frederick Brown IV
                                ------------------------------
                                          Signature


                              Address 1702 Mulberry Lane
                                      -----------------------
                                      San Jose, Ca 95125
                                      -----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Girish J. Gaitonde and Vibhavari G. Gaitonde , as
                              -------------------------------------------------
                              Co-Trustees of the Gaitonde Living Trust
                              -------------------------------------------------
                              Dated September 19, 1996
                              -------------------------------------------------
                              [Print Name of Holder]



                              By ______________________________________________
                                                  Signature


                              Address 20865 Saratoga  Hills Road
                                      -----------------------------------------
                                      Saratoga, Ca 95070
                                      -----------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Herbert V. Criscito
                              -------------------------------------------
                              [Print Name of Holder]



                              By /s/ Herbert Criscito
                                ------------------------------------------
                                             Signature


                              Address 48 Nicole Drive
                                      -----------------------------------
                                      Denville, NJ 07834
                                      -----------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Hikari Tsushin, Inc.
                              -----------------------------------------------
                              [Print Name of Holder]

                              By: Masahide Saito, Executive Managing Director

                              By /s/ Masahide Saito
                                ----------------------------------------------
                                           Signature


                              Address 23F Ohtemach Nomura Bldg., 2-1-1
                                      ---------------------------------------
                                      Chiyoda-ku, Ohtemachi, Tokyo, 100
                                      ---------------------------------------
                                      0004 Japan
                                      ---------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              James Abendroth
                              ----------------------------------
                              [Print Name of Holder]



                              By /s/ James Abendroth
                                --------------------------------
                                          Signature


                              Address 1250 Space Park Way
                                      --------------------------
                                      Mountain View, Ca 94043
                                      --------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              James Anderson
                              ----------------------------------
                              [Print Name of Holder]



                              By /s/ James Anderson
                                ---------------------------------
                                          Signature


                              Address 900 University Avenue
                                      --------------------------
                                      Palo Alto, Ca 94301
                                      --------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              James J. Harrison
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ James J. Harrison
                                 -------------------------------
                                          Signature


                              Address 777-80 San Antonio Road
                                      -------------------------
                                      Palo Alto, Ca 94303
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Joan J. Kim
                              --------------------------------
                              [Print Name of Holder]



                              By /s/ Joan J. Kim
                                -------------------------------
                                   Signature


                              Address 8105 NE 5th Street
                                      ------------------------
                                      Medina, Wa 98039
                                      ------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              John Joseph Beaghan
                              -------------------------------
                              [Print Name of Holder]



                              By /s/ John Joseph Beaghan
                                -----------------------------
                                          Signature


                              Address _______________________
                                      _______________________

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              John Eckstein
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ John Eckstein
                                --------------------------------
                                           Signature


                              Address P.O. Box 1652
                                      -------------------------
                                      Palo Alto, Ca 94302
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              John F. Powers
                              -------------------------------
                              [Print Name of Holder]



                              By /s/ John F. Powers
                                -----------------------------
                                        Signature


                              Address _______________________
                                      _______________________

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              John F. Stabenow
                              ------------------------------
                              [Print Name of Holder]



                              By /s/ John Stabenow
                                ----------------------------
                                        Signature


                              Address 1505 Arriba Ct.
                                      ----------------------
                                      Los Altos, Ca 94024
                                      ----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              John Rizzi
                              ----------------------------------
                              [Print Name of Holder]



                              By /s/ John Rizzi
                                --------------------------------
                                          Signature


                              Address 2500 Sand Hill Road, # 113
                                      --------------------------
                                      Menlo Park, Ca 94025
                                      --------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              John Zucker
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ John Zucker
                                ------------------------------------
                                          Signature


                              Address 271 Sierra Vista Avenue, # 9
                                      ----------------------------
                                      Mountain View, Ca 94043-4375
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Jorge del Calvo as Custodian for Andrew del Calvo,
                              --------------------------------------------------
                              UTMA
                              --------------------------------------------------
                              [Print Name of Holder]



                              By /s/ Jorge del Calvo
                                 -----------------------------------------------
                                                   Signature


                              Address 2550 Hanover Street
                                      ------------------------------------------
                                      Palo Alto, Ca 94304
                                      ------------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Jorge del Calvo as Custodian for Lucas del Calvo,
                              -------------------------------------------------
                              UTMA
                              -------------------------------------------------
                              [Print Name of Holder]



                              By /s/ Jorge del Calvo
                                -----------------------------------------------
                                                 Signature


                              Address 2550 Hanover Street
                                      -----------------------------------------
                                      Palo Alto, Ca 94304
                                      -----------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Jorge del Calvo
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Jorge del Calvo
                                 ----------------------------------
                                           Signature


                              Address 2550 Hanover Street
                                      ----------------------------
                                      Palo Alto, Ca 94304
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Joseph D. & Elizabeth M Rizzi Family Trust,
                              --------------------------------------------
                              [Print Name of Holder]



                              By /s/ Joe Rizzi
                                -------------------------------------------
                                                Signature


                              Address 2500 Sand Hill Road, Suite 113
                                      ------------------------------------
                                      Menlo Park, Ca 94025
                                      ------------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Joseph Rizzi
                              --------------------------------------
                              [Print Name of Holder]



                              By /s/ Joe Rizzi
                                -------------------------------------
                                   Signature


                              Address 2500 Sand Hill Road, Suite 113
                                      ------------------------------
                                      Menlo Park,  Ca 94025
                                      ------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Knowledge Net Holdings, LLC
                              --------------------------------------
                              [Print Name of Holder]



                              By ___________________________________
                                              Signature


                              Address 844 Moraga Drive
                                      ------------------------------
                                      Los Angeles, Ca 90049
                                      ------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Lorna F. Meyer
                              -------------------------------
                              [Print Name of Holder]



                              By /s/ Lorna Meyer
                                ------------------------------
                                          Signature


                              Address 1050 Green Street
                                      -----------------------
                                      San Francisco, Ca 94133
                                      -----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Mario A. Criscito
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ Mario Criscito
                                --------------------------------
                                          Signature


                              Address 11 Chadwick Road
                                      -------------------------
                                      Livingston, NJ 07039
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Mayfield Associates Fund IV
                              --------------------------------
                              By: Mayfield IX Management, LLC
                              --------------------------------
                              Its General Partner
                              --------------------------------
                              [Print Name of Holder]



                              By _____________________________
                                           Signature


                              Address 2800 Sand Hill Road # 250
                                      -------------------------
                                      Menlo Park, Ca 94025
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Mayfield IX
                              ---------------------------------
                              By: Mayfield IX Management, LLC
                              ---------------------------------
                              Its General Partner
                              ---------------------------------
                              [Print Name of Holder]



                              By ______________________________
                                          Signature


                              Address 2800 Sand Hill Road
                                      -------------------------
                                      Menlo Park, Ca 94025
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              NBM Investment-1, Inc.
                              ---------------------------------
                              [Print Name of Holder]



                              By ______________________________
                                           Signature


                              Address 50 Main Street, Suite 325
                                      -------------------------
                                      White Plains, NY 10606
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Michael Kim
                              -------------------------------------
                              [Print Name of Holder]



                              By /s/ Michael Kim
                                ------------------------------------
                                             Signature


                              Address 8105 NE 5th Street
                                      -----------------------------
                                      Medina, WA 98039
                                      -----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              J. Michael MacKeen
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ J. Michael MacKeen
                                -------------------------------
                                   Signature


                              Address 39 Washington Drive
                                      -------------------------
                                      Sudbury, Ma 01776
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Michael J. Morey
                              --------------------------------
                              [Print Name of Holder]



                              By /s/ Michael Morey
                                ------------------------------
                                   Signature


                              Address 3314 Oakley Drive
                                      -----------------------
                                      Los Angeles, Ca 90068
                                      -----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Mindbinder, Inc.
                              --------------------------------------
                              [Print Name of Holder]



                              By /s/ David Tobias
                                 -----------------------------------
                                         Signature


                              Address 11925 Wilshire Blvd. 3rd Floor
                                      ------------------------------
                                      Los Angeles, Ca 90025
                                      ------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Mitchell Grossman
                              --------------------------------
                              [Print Name of Holder]



                              By /s/ Mitchell Grossman
                                ------------------------------
                                         Signature


                              Address 1660 Mason St. # 9
                                      ------------------------
                                      San Francisco, Ca 94133
                                      ------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              MTVN Online, L.P.
                              ----------------------------------
                              [Print Name of Holder]



                              By ________________________________
                                           Signature


                              Address 770 Broadway, 10th Floor
                                      --------------------------
                                      New York, NY 10012
                                      --------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Niraj Shah
                              ------------------------------
                              [Print Name of Holder]



                              By /s/ Niraj Shah
                                -----------------------------
                                         Signature


                              Address 1853 Ardmore Rd.
                                      ----------------------
                                      Atlanta, Ga 30309
                                      ----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Penelope Finnie
                              --------------------------------
                              [Print Name of Holder]



                              By /s/ Penelope Finnie
                                -------------------------------
                                          Signature


                              Address 128 Alvarado Rd.
                                      ------------------------
                                      Berkeley, Ca 94705
                                      ------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              PM&S Venture Fund III, LLC
                              --------------------------------------
                              [Print Name of Holder]



                              By /s/ Jorge del Calvo
                                 ------------------------------------
                                   Signature


                              Address 2550 Hanover Street
                                      ------------------------------
                                      Palo Alto, Ca 94304
                                      ------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Quintus King
                              -----------------------------------
                              [Print Name of Holder]



                              By /s/ Quintus King
                                ---------------------------------
                                   Signature


                              Address 4221 21st Street
                                      ---------------------------
                                      San Francisco, Ca 94114
                                      ---------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Rajan Raghavan
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ Rajan Raghavan
                                 -------------------------------
                                         Signature


                              Address 21789 Mount Eden Rd
                                      -------------------------
                                      Saratoga, Ca 95070
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Richard Asher
                              -------------------------------
                              [Print Name of Holder]



                              By /s/ M. Richard Asher
                                 -----------------------------
                                          Signature


                              Address 5886 NW 25th Ct
                                      -----------------------
                                      Boca Raton, FL 33496
                                      -----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Richard Innenberg
                              ----------------------------------
                              [Print Name of Holder]



                              By /s/ Richard Innenberg
                                --------------------------------
                                          Signature


                              Address 670 Grand View Avenue
                                      -------------------------
                                      San Francisco, Ca 94114
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Richard Rasmussen
                              -----------------------------
                              [Print Name of Holder]



                              By /s/ Richard Rasmussen
                                ---------------------------
                                         Signature


                              Address 1056 Fairview Avenue
                                      ---------------------
                                      San Jose, Ca 95125
                                      ---------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Robert N. Michelson
                              ----------------------------------
                              [Print Name of Holder]



                              By /s/ Robert Michelson
                                --------------------------------
                                           Signature


                              Address 136 Beach Rd
                                      --------------------------
                                      Glencoe, IL 60022
                                      --------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Robert Tobias
                              ------------------------------------
                              [Print Name of Holder]



                              By /s/ Robert Tobias
                                ----------------------------------
                                             Signature


                              Address 50 Washington Street # 19
                                      ----------------------------
                                      Santa Clara, Ca 95050
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Roger K. Summit
                              -----------------------------------
                              [Print Name of Holder]



                              By /s/ Roger Summit
                                 --------------------------------
                                          Signature


                              Address 13390 Lenox Way
                                      ---------------------------
                                      Los Altos Hills, Ca 94022
                                      ---------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Ron and Marci Lake
                              ------------------------------
                              [Print Name of Holder]



                              By /s/ Ron Lake  /s/ Marci Lake
                                -------------------------------
                                         Signature


                              Address 1643 Mulberry Lane
                                      ----------------------
                                      San Jose, Ca 95125
                                      ----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Sound Trust
                              ------------------------------
                              [Print Name of Holder]



                              By ___________________________
                                         Signature


                              Address ______________________
                                      ______________________

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Space Shower Networks, Inc.
                              ------------------------------------
                              [Print Name of Holder]



                              By _________________________________
                                            Signature


                              Address 3-16-35 Roppongi, Minato-Ku
                                      ----------------------------
                                      Tokyo 106-8011, Japan
                                      ----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Steven D. Brooks
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ Steven D. Brooks
                                 -------------------------------
                                           Signature


                              Address 45 Scenic Way
                                      -------------------------
                                      San Francisco, Ca 94121
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Steven Shea
                              ------------------------------
                              [Print Name of Holder]



                              By /s/ Steven Shea
                                ----------------------------
                                         Signature


                              Address 290 Donald Lynch Blvd.
                                      ----------------------
                                      Malboro, MA 01752
                                      ----------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Sun Microsystems, Inc.
                              ----------------------------------
                              [Print Name of Holder]



                              By _______________________________
                                           Signature


                              Address __________________________
                                      __________________________

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Suneil Thomas Trust 1996
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ Jorge del Calvo
                                -------------------------------
                                   Signature


                              Address 2550 Hanover Street
                                      -------------------------
                                      Palo Alto, Ca 94304
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Sunrise Capital Fund I, LLC
                              -------------------------------------
                              [Print Name of Holder]



                              By __________________________________
                                            Signature


                              Address 2 North Santa Cruz Ave. # 203
                                      -----------------------------
                                      Los Gatos, Ca 95030
                                      -----------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Suzanne Rizzi Phelan
                              --------------------------------------
                              [Print Name of Holder]



                              By /s/ S R Phelan
                                 -----------------------------------
                                           Signature


                              Address 2500 Sand Hill Road, Suite 113
                                      ------------------------------
                                      Menlo Park, Ca 94025
                                      ------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Technology Fund II Pte Ltd
                              -------------------------------------------
                              [Print Name of Holder]



                              By /s/ Thomas Ng
                                -----------------------------------------
                                              Signature


                              Address 9, Scotts Rd, #06-01, Pacific Plaza
                                      -----------------------------------
                                      Singapore, 228210
                                      -----------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Thampy Thomas
                              ---------------------------------
                              [Print Name of Holder]



                              By /s/ A. Thampy Thomas
                                 -------------------------------
                                          Signature


                              Address 40 Foxhill Rd.
                                      -------------------------
                                      Woodside, Ca 94062
                                      -------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Thomas Kelly
                              --------------------------------
                              [Print Name of Holder]



                              By /s/ Thomas Kelly
                                -------------------------------
                                          Signature


                              Address 428 Waverley St., Apt. 6
                                      ------------------------
                                      Menlo Park, Ca 94025
                                      ------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Zomba Enterprises
                              ---------------------------------------
                              [Print Name of Holder]



                              By /s/ Brian Roberts
                                --------------------------------------
                                               Signature


                              Address 138 West 25th Street, 8th Floor
                                      -------------------------------
                                      New York, NY 10001
                                      -------------------------------

                               SIGNATURE PAGE TO

                        AMENDED AND RESTATED AGREEMENT

                          DATED AS OF MARCH 10, 2000

                                  BY AND AMONG

                                 BEATNIK, INC.

                        AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Beatnik, Inc. Amended and Restated Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                              Zomba Entertainment Holding, B.V.
                              --------------------------------------
                              [Print Name of Holder]



                              By ___________________________________
                                          Signature


                              Address 138 W. 25th Street, 8th Floor
                                      ------------------------------
                                      New York, NY 10001
                                      ------------------------------

                                   EXHIBIT A

                             LIST OF SHAREHOLDERS

        [To Be Completed Following Identification of Dissenting Shares]


         Existing Shareholders                            Number of Shares
------------------------------------------------   -----------------------------

Series A Shares

Chris Anderson                                          610,000 Series A Shares
Imagine Media
150 North Hill Drive
Brisbane, CA 94005

Draper Richards L.P.                                    333,333 Series A Shares
50 California Street, Suite 2925
San Francisco, CA 94111

Thampy Thomas                                           319,751 Series A Shares
40 Foxhill Road
Woodside, CA 94062

Joseph D. & Elizabeth M. Rizzi Family Trust             269,750 Series A Shares
c/o Joseph D. Rizzi
Matrix Partners
2500 Sand Hill Road, #113
Menlo Park, CA 94025

Mario Criscito                                          250,667 Series A Shares
11 Chadwick Road
Livingston, NJ 07039

Big Bend III Investments LP                             250,000 Series A Shares
4515 Cole Avenue
Suite 400
Dallas, TX 75025

Sunrise Capital I, LLC                                  208,334 Series A Shares
c/o John Balletto
2 North Santa Cruz Avenue
Suite 203
Los Gatos, CA 95030

         Existing Shareholders                            Number of Shares
------------------------------------------------   -----------------------------

Series A Shares

Girish Gaitonde and Vibhavari Girish Gaitonde, as       200,000 Series A Shares
co-trustees of the Gaitonde Living Trust, dated
September 19, 1996
Tekedge Corp.
5400 Betsy Ross Drive, Suite 200
Santa Clara, CA 95054

Rajan Raghavan and Ragini Raghavan, Trustees of The     166,667 Series A Shares
Raghavan Family Trust UA dtd 03-12-97
21789 Mt. Eden Road
Saratoga, CA 95070

Invision Interactive, Inc.                              150,000 Series A Shares
c/o Mitch Tuchman
195 Gloria Circle
Menlo Park, CA 94025

Steven D. Brooks                                        125,000 Series A Shares
45 Scenic Way
San Francisco, CA 94141
OR
Broadview
950 Tower Lane
18th Floor
Foster City, CA 94404

Leslie Family Trust                                     100,000 Series A Shares
c/o Mark Leslie
2701 Waltham Cross
Belmont, CA 94002

Arthur Stabenow                                         98,669 Series A Shares
24877 Olive Tree Lane
Los Altos, CA 94924
abs@sftrust.com

Michael Kim                                             83,333 Series A Shares
c/o BEI International
10777 Main St., #202
Bellevue, WA. 98039

         Existing Shareholders                            Number of Shares
------------------------------------------------   -----------------------------

Series A Shares

Joan Kim                                                83,333 Series A Shares
c/o BEI International
10777 Main St., #202
Bellevue, WA. 98039

Fred Van den Bosch                                      66,667 Series A Shares
Veritas Software Corporation
1600 Plymouth Street
Mountain View, CA 94043

Herbert Criscito                                        58,334 Series A Shares
48 Nicole Drive
Denville, NJ 07834

James Harrison                                          62,500 Series A Shares
777-80 San Antonio Road
Palo Alto, CA 94303

John Zucker                                             41,667 Series A Shares
271 Sierra Vista #9
Mountain View, CA 94043

Arvind and Gita Thadhani                                41,666 Series A Shares
1052 Bellview Road
McLean, VA 22101

Armaan Thadhani, Arvind and Gita Thadhani as Custodians 33,333 Series A Shares 1052 Bellview Road
McLean, VA 22101

Tim Richardson                                          33,333 Series A Shares
5455 Lingerlonger Road
Cumming, GA 30131

John Rizzi                                              8,333 Series A Shares
c/o Joseph D. Rizzi
Matrix Partners
2500 Sand Hill Road, #113
Menlo Park, CA 94025

         Existing Shareholders                            Number of Shares
------------------------------------------------   -----------------------------

Series A Shares

Suzanne Rizzi Phelan                                    25,000 Series A Shares
c/o Joseph D. Rizzi
Matrix Partners
2500 Sand Hill Road, #113
Menlo Park, CA 94025

Seth Leslie                                             19,485 Series A Shares
c/o Mark Leslie
2701 Waltham Cross
Belmont, CA 94002

Joshua Leslie                                           19,485 Series A Shares
c/o Mark Leslie
2701 Waltham Cross
Belmont, CA 94002

VLG Investments 1996                                    13,333 Series A Shares
c/o Kenji Yanagishita
Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

John F. Stabenow                                        8,999 Series A Shares
1505 Arriba Court
Los Altos, CA 94024

Elizabeth K. Stabenow                                   8,999 Series A Shares
11630 Magdalena Avenue
Los Altos, CA 94024

Mark A. Medearis                                        3,333 Series A Shares
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025
                                                        ---------------------
Total Series A Preferred Stock                                3,709,971
------------------------------

         Existing Shareholders                            Number of Shares
------------------------------------------------   -----------------------------

Series B Shares

Zomba Enterprises, Inc.                                     1,190,476
c/o Brian Roberts
138 W. 25th Street, 8th Floor
New York, NY  10001

Thampy Thomas                                                  47,619
40 Foxhill Road
Woodside, CA 94062

Joe Rizzi                                                      47,619
Matrix Partners
2500 Sand Hill Road, #113
Menlo Park, CA 94025

Sunrise Capital I, L.L.C.                                      23,809
c/o John Balletto
2 North Santa Cruz Avenue
Suite 203
Los Gatos, CA 95030
                                                    ---------------------
Total Series B Preferred Stock                              1,309,523
------------------------------



         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series C Shares

Mayfield Associates Fund IV                           240,398 Series C Shares
Mr. Allen Morgan
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

Mayfield IX                                           4,567,575 Series C Shares
Mr. Allen Morgan
2800 Sand Hill Road, Suite 250
Menlo Park, CA 94025

H. Enterprises International, Inc.                    171,713 Series C Shares
Mr. Richard O'Leary
120 S. 6th Street, Suite 2300
Minneapolis, MN  55402

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series C Shares

Jorge del Calvo                                       42,928 Series C Shares
Pillsbury Madison & Sutro LLP
2550 Hanover Street
Palo Alto, CA 94304

David Hariton                                         42,928 Series C Shares
141 Prince Street, 5th Floor
New York, New York, 10012

Digital Origin, Inc                                   36,059 Series C Shares
Mr. Mark Housley
460 E. Middlefield Rd.
Mountain View, CA 94043

Angel Investors (Q), L.P.                             32,196 Series C Shares
c/o Casey McGlynn
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
cc:  Ronald Conway
76 Adam Way
Atherton, CA 94027

Adam Ventures, L.P.                                   10,732 Series C Shares
c/o Casey McGlynn
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
cc:  Ronald Conway
76 Adam Way
Atherton, CA 94027

Jorge del Calvo, as Custodian for                     8,585 Series C Shares
Andrew del Calvo, UTMA
c/o Jorge del Calvo
Pillsbury Madison & Sutro LLP
2550 Hanover Street
Palo Alto, CA 94304

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series C Shares

Jorge del Calvo, as Custodian for                     8,585 Series C Shares
Lucas del Calvo, UTMA
c/o Jorge del Calvo
Pillsbury Madison & Sutro LLP
2550 Hanover Street
Palo Alto, CA 94304

Allison Leopold Tilley                                8,585 Series C Shares
Pillsbury Madison & Sutro LLP
2550 Hanover Street
Palo Alto, CA 94304

Zomba Entertainment Holdings, B.V. (B)                1,091,979 Series C Shares
Zomba Enterprises, Inc.
138 W. 25th Street, 8th Floor
New York, NY  10001

PM&S Venture Fund II, LLC                             42,928 Series C Shares
2550 Hanover Street
Palo Alto, CA 94304
Attn:  Jorge del Calvo

Rizzi Family Trust                                    64,543 Series C Shares
c/o Joseph D. Rizzi
Matrix Partners
2500 Sand Hill Road #113
Menlo Park, CA 94025

John Rizzi                                            15,722 Series C Shares
c/o Joseph D. Rizzi
Matrix Partners
2500 Sand Hill Road #113
Menlo Park, CA 94025

Suzanne Phelan                                        15,722 Series C Shares
c/o Joseph D. Rizzi
Matrix Partners
2500 Sand Hill Road #113
Menlo Park, CA 94025

Herbert V. Criscito                                   15,241 Series C Shares
48 Nicole Drive
Denville, NJ 07834

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series C Shares

Mario A. Criscito                                       65,495 Series C Shares
11 Chadwick Road
Livingston, NJ 07039

Sunrise Capital Fund                                    59,342 Series C Shares
c/o John Balletto
2 North Santa Cruz Avenue
Suite 203
Los Gatos, CA 95030

Leslie Family Trust U/A 2/7/96                          20,318 Series C Shares
c/o Mark Leslie
2701 Waltham Cross
Belmont, CA 94002

Seth Leslie                                             3,959 Series C Shares
c/o Mark Leslie
2701 Waltham Cross
Belmont, CA 94002

Joshua Leslie                                           3,959 Series C Shares
c/o Mark Leslie
2701 Waltham Cross
Belmont, CA 94002

James J. Harrison                                       12,699 Series C Shares
777-80 San Antonio Road
Palo Alto, CA 94303

Ahin Thomas Trust 1996                                  47,994 Series C Shares
c/o Thomas, Thampy
40 Foxhill Road
Woodside, CA 94062

Suneil Thomas Trust 1996                                47,993 Series C Shares
c/o Thomas, Thampy
40 Foxhill Road
Woodside, CA 94062

Mark A. Medearis                                        677 Series C Shares
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series C Shares

VLG Investments 1999                                    3,483 Series C Shares
Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

John F. Stabenow                                        23,051 Series C Shares
1505 Arriba Court
Los Altos, CA 94024

Elizabeth Stabenow Roberts                              653 Series C Shares
11630 Magdalena Avenue
Los Altos, CA 94024

Steven D. Brooks                                        25,398 Series C Shares
45 Scenic Way
San Francisco, CA 94141

John Zucker                                             10,887 Series C Shares
271 Sierra Vista #9
Mountain View, CA 94043

Raj Raghavan                                            42,605 Series C Shares
21789 Mt. Eden Road
Saratoga, CA 95070

Girish J. Gaitonde and Vibhavari G. Gaitonde, as        52,257 Series C Shares
Co-Trustees of the Gaitonde Living Trust
Tekedge Corp.
5400 Betsy Ross Drive, Suite 200
Santa Clara, CA 95054

Chris Anderson                                          159,382 Series C Shares
Imagine Media
150 North Hill Drive
Brisbane, CA 94005

Fred Van Den Bosch                                      17,042 Series C Shares
c/o Fred Van den Bosch
Veritas Software Corporation
1600 Plymouth Street
Mountain View, CA 94043

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series C Shares

Morton H. Meyerson                                    65,320 Series C Shares
4514 Cole Avenue, Suite 400
Dallas, TX 75205

Coralsprings Partners                                 257,570 Series C Shares
c/o Richard V. Sandler
844 Moraga Drive
Los Angeles, CA 90049

Knowledge Net Holdings, Inc.                          171,713 Series C Shares
c/o Stanley Maron
844 Moraga Drive
Los Angeles, CA 90049

Entertainment Media Ventures, LLC                     1,931,775 Series C Shares
c/o Sanford Climan
828 Moraga Drive
Los Angeles, CA 90049
                                                      -------------------------
Total Series C Preferred Stock                                9,439,991
------------------------------

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series D-1

Abendroth, John James                                         24,793
1250 Spacepark Way
Mountain View, CA 94043

Amber Ventures I, Ltd                                         82,644
25225 La Mola Drive
Los Altos Hills, CA 94022
(415) 941-8367 F (415) 941-8369

Andre, Anthony D.                                           [Dissenter]
Interface Analysis Associates
1135 South DeAnza Blvd.
San Jose, CA 95129

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series D-1

Asher, M Richard                                               906
5886 N.W. 25th  Court
Boca Raton, FL 33496
(561) 994-9909
(561) 994-8437 (fax)

Brenton Anderson Trust, dated 6/12/99 as amended;            41,322
Brent Anderson, Trustee
25225 La Loma Drive
Los Altos Hills, CA 94022-4540
(415) 322-1113  [TRANSFER IN PROCESS]

Brown, Frederick IV                                          20,661
1702 Mulberry Lane
San Jose, CA 95125
(408) 265-3371

Carlick, David                                               20,661
1311 Heaven Hill Road
Sonoma, CA 95476
(707) 933-9158

Connors 1993 Revocable Trust, dated 5/12/93 Conners          41,322
Brian & Barbara, TR UA
5970 Thorntree Drive
San Jose, CA 95120
(408) 997-54045970

Espinola, Alvin & Wanda                                       4,132
2737 S. Sultana Avenue, #1
Atwater, CA 95301-9750

Hurwitz, Shawn                                               12,396
543 College Street
Bellaire, TX 77401
(713) 665-6645

Izuka, David                                                 20,661
309 Clifton Avenue
San Jose, CA 94070
(415) 593-4121

           Name and Address                         Number of Shares
---------------------------------------   -------------------------------------

Series D-1

Lexa International Corporation                               41,322
c/o Axel Johnson, Inc.
300 Atlantic Street
Stamford, CT 06901-3530
(203) 326-5200

McKinney, Donald K.                                          82,644
407 Hale St.
Palo Alto, CA 94301
(408) 542-0213

Meyer, Lorna F.                                              20,661
1050 Greet Street, #1
San Francisco, CA 94133
(415) 474-7065/Off. (415) 544-2802

Moretti, Dick                                                20,661
1410 Kitts Lane
Foster City, CA 94404
(415) 341-8980

Morey, Michael                                                4,132
P.O. Box 788
San Marcos, CA 92079-0788

Piccus, Todd                                                 10,330
741 Milwood Avenue
Venice, CA 90291-3828
310-305-9700

Rasmussen, Richard                                           20,661
1056 Fairview Avenue
San Jose, CA 95125
408-264-4637
F 408-448-4980

Segal, Leon D.                                                1,570
1 Yohanan Hasandlar Street
PO Box 12661
Herzeliya Pituach, 46582, ISRAEL

Spindler, Lee R.                                             10,000

          Name and Address                       Number of Shares
----------------------------------------   ------------------------------------

Series D-1

Spindler Family Trust 4/8/87                                 37,851

Spindler Squier, Heidi                                       18,264

Tobias, Robert P.                                            20,661
50 Washington Street, Apt. 19
Santa Clara, CA 95050
---------------------
Work Address (for rush deliveries):
Buzme
3145 Porter Drive, Building A
Palo Alto, CA 94304
650-475-7505 (wk)

Zeichner, Ann                                                20,661
1443 Arbor Avenue
Los Altos, CA 94024
                                               ------------------------
Total Series D-1 Preferred Stock                          1,962,704
--------------------------------


         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Series D-2

Rasmussen, Richard                                            8,333
1056 Fairview Avenue
San Jose, CA 95125
408-264-4637
F 408-448-4980

Technology Fund Pte Ltd.                                    166,667
c/o TDF Management Pte Ltd.
21 Science Park Road #02-01
The Aquarius
Singapore Science Park II
Singapore 117628
011-65-770-5810
F 011-65-775-5163

              Name and Address                        Number of Shares
-------------------------------------------------   ---------------------------

Series D-2

Anderson, James C. and Carrie                                16,666
75 Willow road, Suite 103
Menlo Park, CA 94025

Brenton Anderson Trust, dated 6/12/99 as amended;            16,666
Brent Anderson, Trustee
25225 La Loma Drive
Los Altos Hills, CA 94022-4540
(415) 322-1113 [TRANSFER IN PROCESS]

Carlick/Walker Family Trust Revocable Trust, David            8,333
Carlick, Trustee
1311 Heaven Hill Road
Sonoma, CA 95476
(707) 933-9158

Conners Brian & Barbara, TR UA 5/12/93 Connors 1993           8,333
Revocable Trust
5970 Thorntree Drive
San Jose, CA 95120
(408) 997-54045970

Eckstein, John                                                8,333
PO Box 1652
Palo Alto, CA 94302

McKinney Family Trust UAD 6/2/86; Donald K. and              33,333
Rebecca McDaniel McKinney, Trustees
407 Hale Street
Palo Alto, CA 94301
(408) 542-0213

Rasmussen, Richard                                           33,333
1056 Fairview Avenue
San Jose, CA 95125
408-264-4637
F 408-448-4980

             Name and Address                           Number of Shares
-------------------------------------------------   ---------------------------

Series D-2

Philip J. Rosenbaum Revocable Living Trust dated             16,666
7/28/97; Philip J. Rosenbaum, Trustee
4231 Westlake Drive, #E-1
Austin, TX  78746
(408) 264-4637
F(408) 448-4980

Summit, Roger                                                 3,333
13390 Lennox Way
Los Altos Hills, CA 94022-3543
415-941-0101

Technology Fund Pte Ltd.                                    200,000
c/o TDF Management Pte Ltd.
21 Science Park Road #02-01
The Aquarius
Singapore Science Park II
Singapore 117628
011-65-770-5810
F 011-65-775-5163

Waldbusser, Steve                                            16,666
1213 Innsbruck
Sunnyvale, CA 94024

                                                   ------------------------
Total Series D-2 Preferred Stock                          1,706,444
--------------------------------


Warrants to Purchase Series C Preferred Stock

         Name and Address                                 Number of Shares
------------------------------------------------   -----------------------------

Yahoo!, Inc                                                  333,888

                                   EXHIBIT B

                                 BEATNIK, INC.

                            a California corporation

                         CERTIFICATE OF REPRESENTATIONS

                    REGARDING QUALIFIED SMALL BUSINESS STOCK

     THIS CERTIFICATE OF REPRESENTATIONS REGARDING QUALIFIED SMALL BUSINESS STOCK (this "Certificate") is executed as of March ___, 2000, by Beatnik, Inc., a California corporation (the "Company"), for the benefit of [requesting Holder or Holders], ("Shareholder"). As used herein, the term "Stock" means those shares of Company stock issued by the Company to Shareholder and described more fully on Schedule A hereto.

Representations

     Subject to the limitations and qualifications set forth below, the Company hereby represents as follows:

     1. The Company has conducted a reasonable investigation into the question of whether the Stock is "qualified small business stock" ("QSBS") within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     2. As of the date first above written, and assuming that Shareholder has not sold, distributed, or otherwise transferred the Stock, all of the Stock is QSBS.

Qualifications and Limitations

     1. Qualification of the Stock as QSBS is based, in part, on the value of Company stock or other assets at certain relevant times. For purposes of the representations made in this Certificate, the Company has made a good faith determination of such values, taking into account all material facts and circumstances, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

     2. Qualification of the Stock as QSBS is based, in part, on whether the Company has been engaged in the active conduct of one or more qualified trades or businesses. The term "qualified trade or business" set forth in Section 1202(e)(3) of the Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

     3. Qualification of the Stock as QSBS is based, in part, on whether at least eight percent (80%) (by value) of the Company's assets have been used in the active conduct of one or more qualified trades or businesses. For this purpose, assets held as "working capital" of a qualified trade or business within the meaning of Section 1202(e)(6) of the Code are treated as used in the active conduct of such trade or business. The term "working capital" as set forth in Section 1202(e)(6) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of working capital set forth in Section 1202(e)(6) of the Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

     4. Qualification of the Stock as QSBS is based, in part, on whether the Company purchased any of its stock from a person related to Shareholder during a relevant testing period. For purposes of the representations made in this Certificate, the Company has made a good faith determination that such purposes did not occur, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

     IN WITNESS WHEREOF, the Company has executed this Certificate as of the date first above written.



                              By
                                ----------------------------

                              Title
                                   -------------------------


                                      B-2